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Exhibit 10.3

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

        THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 4, 2004 (herein called this "Amendment"), by and among COPANO PIPELINES GROUP, L.L.C. ("CPG"), a Delaware limited liability company, COPANO FIELD SERVICES/COPANO BAY, L.P. ("CFS Copano Bay"), a Texas limited partnership acting by and through Copano Field Services, L.L.C., its General Partner, COPANO FIELD SERVICES/AGUA DULCE, L.P. ("CFS Agua Dulce"), a Texas limited partnership acting by and through Copano Field Services, L.L.C., its General Partner, COPANO FIELD SERVICES/SOUTH TEXAS, L.P. ("CFS South Texas"), a Texas limited partnership acting by and through Copano Field Services, L.L.C., its General Partner, COPANO FIELD SERVICES/UPPER GULF COAST, L.P. ("CFS Upper Gulf Coast"), a Texas limited partnership, acting by and through Copano Field Services, L.L.C., its General Partner, COPANO FIELD SERVICES/LIVE OAK, L.P. ("CFS Live Oak"), a Texas limited partnership acting by and through Copano Field Services, L.L.C., its General Partner, COPANO FIELD SERVICES/KARNES, L.P., ("CFS Karnes"), a Texas limited partnership acting by and through Copano Field Services, L.L.C., its General Partner, COPANO FIELD SERVICES/CENTRAL GULF COAST, L.P. ("CFS Central Gulf Coast"), a Texas limited partnership acting by and through Copano Field Services/Central Gulf Coast (Texas), L.L.C., its General Partner, COPANO PIPELINES/SOUTH TEXAS, L.P. ("CP South Texas"), a Texas limited partnership acting by and through Copano Pipelines, L.L.C., its General Partner, COPANO PIPELINES/UPPER GULF COAST, L.P. ("CP Upper Gulf Coast"), a Texas limited partnership acting by and through Copano Pipelines, L.L.C., its General Partner, COPANO PIPELINES/HEBBRONVILLE, L.P. ("CP Hebbronville"), a Texas limited partnership acting by and through Copano Pipelines, L.L.C., its General Partner, and COPANO ENERGY SERVICES/UPPER GULF COAST, L.P. ("CES Upper Gulf Coast"), a Texas limited partnership acting by and through Copano Energy Services, L.L.C., its General Partner (CPG, CFS Copano Bay, CFS Agua Dulce, CFS South Texas, CFS Upper Gulf Coast, CFS Live Oak, CFS Karnes, CFS Central Gulf Coast, CP South Texas, CP Upper Gulf Coast, CP Hebbronville and CES Upper Gulf Coast, each individually a "Borrower" and collectively the "Borrowers"), the various financial institutions as are or may become parties hereto (each individually a "Lender" and collectively, the "Lenders"), FLEET NATIONAL BANK, as administrative agent for the Lenders (in such capacity, together with any successors or assigns thereto, the "Administrative Agent") and as letter of credit issuing bank (in such capacity, together with any successors or assigns thereto, the "Issuer"), U.S. BANK NATIONAL ASSOCIATION, as syndication agent for the Lenders (the "Syndication Agent"), BANK OF SCOTLAND, as senior managing agent for the Lenders (the "Senior Managing Agent"), and FLEET SECURITIES, INC., as the exclusive book runner and lead arranger (the "Arranger"). Terms defined in the Credit Agreement (as defined below) are used herein with the meanings given them therein, unless otherwise defined.

W I T N E S S E T H:

        WHEREAS, the Borrowers, the Lenders, the Administrative Agent, the Syndication Agent, the Senior Managing Agent and certain other parties have heretofore entered into a certain Amended and Restated Credit Agreement, dated as of February 13, 2004, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 15, 2004 (as so amended, herein the "Credit Agreement");

        WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects (including the addition of CFS Karnes as a Borrower under the Credit Agreement), as hereinafter provided;

        NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

        SECTION 1. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

        (a)   Section 1.1 of the Credit Agreement is hereby amended as follows:

          (i)    The following definitions are hereby deleted in their entirety: "MLP"; "MLP Facility"; and "MLP Term Sheet".

          (ii)   The following definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

          "Available Cash" means, with respect to any Fiscal Quarter, (a) the sum of (i) all cash and cash equivalents of CPG on hand at the end of such Fiscal Quarter and (ii) all additional cash and cash equivalents of CPG on hand on the date of determination of Available Cash with respect to such Fiscal Quarter resulting from Working Capital Borrowings made subsequent to the end of such Fiscal Quarter less (b) the amount of any cash reserves that is necessary or appropriate in the reasonable discretion of the CPG's management to (i) provide for the proper conduct of the business of CPG (including reserves for future capital expenditures and for anticipated future credit needs of CPG), (ii) comply with applicable law or any other loan agreement, security agreement, mortgage, debt instrument or other agreement or obligation to which CPG or any of CPG's Subsidiaries is a party, by which CPG or any of the CPG's Subsidiaries is bound, or to which the Property of CPG or any of CPG's Subsidiaries is subject, or (iii) provide funds for distributions under Sections 6.4 or 6.5 of the Copano Holdings LLC Agreement in respect of any one or more of the next four fiscal quarters; provided, however, that CPG's management may not establish cash reserves pursuant to clause (b)(iii) of this definition if the effect of such reserves would be that Copano Holdings is unable to distribute the Minimum Quarterly Distribution (as defined in the Copano Holdings LLC Agreement) on all Common Units, plus any Cumulative Common Unit Arrearage (as defined in the limited liability company agreement of Copano Holdings) on all Common Units with respect to such fiscal quarter; and provided, further, that disbursements made by CPG or any of CPG's Subsidiaries or cash reserves established, increased, or reduced after the end of such fiscal quarter but on or before the date of determination of Available Cash with respect to such fiscal quarter shall be deemed to have been made, established, increased, or reduced, for purposes of determining Available Cash, within such fiscal quarter if CPG's management so determines.

          "CES GP" means Copano Energy Services GP, L.L.C., a Delaware limited liability company, and includes its permitted successors and assigns.

          "CFS GP" means Copano Field Services GP, L.L.C., a Delaware limited liability company, and includes its permitted successors and assigns.

          "CFS Karnes" means Copano Field Services/Karnes, L.P., a Texas limited partnership, and includes its permitted successors and assigns.

          "CFS/CGC GP" means Copano Field Services/Central Gulf Coast GP, L.L.C., a Delaware limited liability company, and includes its permitted successors and assigns.

          "Copano Energy LLC Agreement" or "Copano Holdings LLC Agreement" means the Second Amended and Restated Limited Liability Company Agreement of Copano Energy, L.L.C., as amended, supplemented, restated or otherwise modified from time to time in accordance with the terms of the Loan Documents.

          "CP GP" means Copano Pipelines GP, L.L.C., a Delaware limited liability company, and includes its permitted successors and assigns.

          "CPG Holdings" means CPG LP Holdings, L.L.C., a Delaware limited liability company, and includes its permitted successors and assigns.

          "Equity Contribution Proceeds" means all cash and Cash Equivalent Investments of the types described in clauses (a), (b) and (c) of the definition thereof received (without duplication) by the Borrowers and their Subsidiaries from any equity contribution by Copano Holdings.

          "Permitted Payment" means all dividends and distributions of CPG on, or other payments or distributions on account of, or the purchase, redemption, retirement or other acquisition by CPG of, any portion of any membership interest in CPG; provided that (a) CPG delivers an officer's certificate signed by one of its Authorized Officers and dated as of the distribution date of any Permitted Payment certifying that no Event of Default has occurred or is continuing or would be caused by the making of such Permitted Payment and that the amount of such Permitted Payment, together with all other Permitted Payments theretofore made in such Fiscal Quarter, does not exceed the Available Cash for the immediately preceding Fiscal Quarter; (b) the aggregate amount of Permitted Payments made in any Fiscal Quarter shall not exceed the Available Cash for the immediately preceding Fiscal Quarter; and (c) no Permitted Payment shall be permitted at any time that an Event of Default shall have occurred and be continuing.

          "Tangible Net Worth" means, at any time, the consolidated net worth of CPG and its consolidated Subsidiaries after subtracting therefrom the aggregate amount of any assets of CPG and its consolidated Subsidiaries which would be shown as intangible assets on a consolidated balance sheet of CPG and its Subsidiaries as of such time prepared in accordance with GAAP.

          (iii)  The definition of "Applicable Margin" is hereby amended and restated in its entirety as follows:

          "Applicable Margin" means, on any date, with respect to any Loan which is a Base Rate Loan or LIBO Rate Loan, or with respect to any Letter of Credit then outstanding, as applicable, the applicable per annum percentage set forth below based on the CPG Ratio of Senior Debt to EBITDA at the end of the most recent Fiscal Quarter for which compliance has been certified as described below:

CPG Ratio of Senior Debt to EBITDA	Base Rate Loans	LIBO Rate Loans	Letters of Credit
greater than or equal to 3.25	1.50%	3.00%	3.00%
less than 3.25 but greater than or equal to 3.00	1.00%	2.50%	2.50%
less than 3.00 but greater than or equal to 2.50	0.75%	2.25%	2.25%
less than 2.50 but greater than or equal to 2.00	0.50%	2.00%	2.00%
less than 2.00	0.25%	1.75%	1.75%

  Changes in the Applicable Margin resulting from changes in the CPG Ratio of Senior Debt to EBITDA will occur on the first Business Day of the month immediately following the date that the Administrative Agent has received a compliance certificate delivered by CPG pursuant to Section 7.1.1(c) demonstrating that the CPG Ratio of Senior Debt to EBITDA has changed; provided that if CPG fails to deliver any such compliance certificate within the time period required in Section 7.1.1(c), then the CPG Ratio of Senior Debt to EBITDA shall, as of the date such compliance certificate should have been delivered to the Administrative Agent, be deemed to be greater than 3.25.

          (iv)  The definition of "Borrower" and "Borrowers" is hereby amended to add "CFS Karnes".

          (v)   The definition of "Change in Control" is hereby amended and restated in its entirety as follows:

          "Change in Control" means, (a) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of thirty-five percent (35%), on a fully diluted basis, or more of the membership, partnership or other equity interests of Copano Holdings; (b) the failure of Copano Holdings to directly or indirectly own, free and clear of all Liens or other encumbrances (other than Liens permitted pursuant to Section 7.2.3), at least one hundred percent (100%) of the membership interests of CPG and the other Borrowers on a fully diluted basis; (c) the failure of CPG to directly own, free and clear of all Liens or other encumbrances (other than Liens permitted pursuant to Section 7.2.3), all of the membership interests of CPG Holdings or CFS/CGC GP or all of the stock of Copano General Partners, Inc., a Delaware corporation, in each case on a fully diluted basis; (d) the failure of the

  CFS/CGC GP, CFS GP, CP GP and CES GP to own, free and clear of all Liens or other encumbrances (other than Liens permitted pursuant to Section 7.2.3), at least one hundred percent (100%) of the general partnership interests of (i) in the case of CFS GP, CFS Copano Bay, CFS Agua Dulce, CFS South Texas, CFS Live Oak, CFS Upper Gulf Coast, and CFS Karnes, (ii) in the case of CP GP, CP South Texas, CP Upper Gulf Coast, and CP Hebbronville, (iii) in the case of CES GP, CES Upper Gulf Coast, and (iv) in the case of CFS/CGC GP, CFS Central Gulf Coast; (e) the failure of CPG Holdings to directly own, free and clear of all Liens or other encumbrances (other than Liens permitted pursuant to Section 7.2.3), all of the limited partnership interests of the Copano Operating Entities; (f) the failure of Copano General Partners, Inc., a Delaware corporation, to own all of the membership interests of CFS GP, CP GP, and CES GP; and (g) a change in the composition of Holdings' board of directors, as a result of which fewer than a majority of the directors of such board are Incumbent Directors. For purposes of this definition "Incumbent Director" shall mean a director who is (i) a director of Copano Holdings as of the date of this Amendment, or (ii) elected, or nominated for election, thereafter to the board of directors of Copano Holdings with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination or (iii) one of the five original independent directors of Copano Holdings elected to the board of directors with the unanimous approval of Copano Partners, L.P., a Delaware limited partnership, the CSFB Entities and the EnCap Entities.

          (vi)  The definition of "Commitment Fee Rate" is hereby amended and restated in its entirety as follows:

          "Commitment Fee Rate" means, on any date, the applicable per annum percentage set forth below based on the CPG Ratio of Senior Debt to EBITDA at the end of the most recent Fiscal Quarter for which compliance has been certified as required below:

CPG Ratio of Senior Debt to EBITDA	Commitment Fee Rate
greater than or equal to 3.25	0.500%
less than 3.25 but greater than or equal to 3.00	0.500%
less than 3.00 but greater than or equal to 2.50	0.375%
less than 2.50 but greater than or equal to 2.00	0.375%
less than 2.00	0.375%

  Changes in the Commitment Fee Rate resulting from changes in the CPG Ratio of Senior Debt to EBITDA will occur on the first Business Day of the month immediately following the date that the Administrative Agent has received a compliance certificate delivered by CPG pursuant to Section 7.1.1(c) demonstrating that the CPG Ratio of Senior Debt to EBITDA has changed; provided that if CPG fails to deliver any such compliance certificate within the time period required in Section 7.1.1(c), then the CPG

  Ratio of Senior Debt to EBITDA shall, as of the date such compliance certificate should have been delivered to the Administrative Agent, be deemed to be greater than 3.25.

          (vii) The definition of "Copano Holdings" is hereby amended and restated in its entirety as follows:

          "Copano Holdings" or "Copano Energy" means Copano Energy, L.L.C., successor-by-merger to Copano Energy Holdings, L.L.C., a Delaware limited liability company, and includes its permitted successors and assigns.

          (viii) The definition of "Copano Operating Entities" is hereby amended and restated in its entirely as follows:

          "Copano Operating Entities" means CFS Copano Bay, CFS Aqua Dulce, CFS Karnes, CFS South Texas, CFS Upper Gulf Coast, CFS Live Oak, CFS Central Gulf Coast, CP South Texas, CP Hebbronville, CP Upper Gulf Coast and CES Upper Gulf Coast.

          (ix)  The definition of "Tax Distributions" is hereby amended by replacing the words "the Borrower's" with "CPG's".

        (b)   Section 2.8 of the Credit Agreement is hereby deleted in its entirety.

        (c)   Section 3.1(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "(f)  [intentionally omitted];"

        (d)   Section 7.1.1(c) of the Credit Agreement is hereby amended and restated as follows:

          "(c) as soon as available and in any event within sixty (60) days after the end of each respective Fiscal Quarter (or, with respect to the fourth Fiscal Quarter of a Fiscal Year, one hundred twenty (120) days), a certificate, from CPG, executed by an Authorized Officer of CPG, having appropriate knowledge of the matters being certified, showing (i) in reasonable detail and with appropriate calculations and computations in all respects satisfactory to the Administrative Agent, compliance with the financial covenants with respect to CPG set forth in Section 7.2.4 and 7.2.13, (ii) in reasonable detail and with appropriate calculations and computations in all respects satisfactory to the Administrative Agent, the calculation of the Available Cash during the Fiscal Quarter then most recently ended and including a calculation of the required prepayments under Section 3.1; and (iii) in reasonable detail and with appropriate calculations and computations in all respects satisfactory to the Administrative Agent, calculation of the CPG EBITDA for such Fiscal Quarter;"

        (e)   Section 7.2.3 of the Credit Agreement is hereby amended by changing the cross reference to clause (i) thereof to clause (j) and inserting the words "(i) First Purchaser Liens;" immediately after clause (h) thereof.

        (f)    Section 7.2.4 of the Credit Agreement is hereby amended by

          (i)    amending and restating clause (a) in its entirety as follows:

            "(a) CPG and its Subsidiaries will not permit the CPG Ratio of Senior Debt to EBITDA at the end of any Fiscal Quarter after the Effective Date to be greater than 3.75 to 1.00."; and

          (ii)   inserting in a new clause (e) following clause (d) thereof as follows:

            "(e) CPG and its Subsidiaries will not permit the Tangible Net Worth at any time to be less than the sum of (i) $30,000,000 plus (ii) 50% of any Equity Contribution Proceeds received after the Effective Date."

        (g)   Section 7.2.6(a) of the Credit Agreement is hereby amended and restated in its entirety.

          "(a) On and at all times after the Effective Date, CPG will not declare, pay or make any dividend or distribution (in cash, property or obligations) on any units of its membership interests (now or hereafter outstanding) or on any warrants, options or other rights with respect to any units of its membership interests or other equity interests, now or hereafter outstanding (other than dividends or distributions payable in its membership interests or warrants to purchase its membership interests or splitups or reclassifications of its membership interests into additional or other units of its membership interests) or apply or permit any Subsidiary to apply any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of any units of CPG's membership interests (now or hereafter outstanding), or warrants, options or other rights with respect to any units of CPG's membership interests (now or hereafter outstanding), provided however that (i) Tax Distributions and Permitted Payments are permitted; (ii) in addition to the foregoing restrictions in this clause (a), none of the Borrowers and none of their Subsidiaries will (A) make any payment or prepayment of principal of, or make any payment of interest on, any Subordinated Debt on any day other than the stated, scheduled date for such payment or prepayment set forth in the documents and instruments memorializing such Subordinated Debt, as the case may be, or which would violate the subordination provisions of such Subordinated Debt, as the case may be, (B) redeem, purchase or defease any Subordinated Debt; and (iii) none of the Borrowers and none of their Subsidiaries will make any deposit for any of the foregoing purposes."

        (h)   Section 8.l.11 of the Credit Agreement is hereby amended in its entirety to read as follows:

          SECTION 8.1.11    Guarantor Defaults. Any Guarantor shall default on any payment obligation when due under the Guaranty executed by such Guarantor; or any Guaranty is for any reason (other than satisfaction in full of all Obligations and the termination of the Commitments) partially (including with respect to future advances) or wholly revoked or invalidated, or otherwise ceases to be in full force and effect in any material respect, or any Guarantor or any other Person contests in any manner the validity or enforceability thereof or denies that it has any further liability or obligation thereunder.

          (i)    Section 10.21 of the Credit Agreement is hereby amended by replacing the words "this Section 10.19" with the words "this Section 10.21."

        (j)    Schedule IV of the Credit Agreement is hereby replaced with Schedule IV attached hereto.

        SECTION 2. Representations and Warranties. To induce the Lenders, the Administrative Agent, the Documentation Agent and the Syndication Agent to enter into this Amendment, each of the Borrowers and other Obligors hereto hereby reaffirms, as of the date hereof, the representations and warranties made by or with respect to it contained in the Credit Agreement, including Article VI thereof (except to the extent such representations and warranties relate solely to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date), and additionally represents and warrants as follows:

        (a)   The execution, delivery and performance by each Borrower and each other Obligor of this Amendment, are within its respective powers, have been duly authorized by all necessary action, and do not (i) contravene any Borrower's or any other Obligor's Organic Documents; (ii) contravene in any material respect any contractual restriction or Governmental Rule binding on or affecting any Borrower or any other Obligor; or (iii) result in, or require the creation or imposition of, any Lien on any of any Borrower's or any other Obligor's properties, other than Liens permitted under the Loan Documents.

        (b)   No Governmental Approvals or other action by, and no notice to or filing with, any Governmental Authority or other Person is required for the due execution, delivery or performance by any Borrower or other Obligor of this Amendment or for the consummation of the IPO (as hereinafter defined);

        (c)   This Amendment constitutes the legal, valid and binding obligations of each of the Borrowers and the other Obligors, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles; and

        (d)   No Default has occurred and is continuing.

        SECTION 3. Conditions to Effectiveness. The effectiveness of this Amendment is conditioned upon receipt by the Administrative Agent of the following:

        (a)   counterparts of this Amendment, duly executed by the parties hereto;

        (b)   the execution and delivery of replacement Notes issued by the Borrowers (including CFS Karnes as a new Borrower) and payable to each of the Lenders in the principal amounts set forth on the column entitled "Loan Commitment" on Schedule II to the Credit Agreement, which Notes shall be renewals and replacements of, and shall be given in substitution and exchange for, but not in payment of, those Notes held by each Lender prior to the effectiveness of this Amendment;

        (c)   all agreements, documents, instruments and other writings of the type described in Section 5.1.1 of the Credit Agreement with respect to CFS Karnes, CPG LP and each of the Merger Subsidiaries (hereinafter defined) and opinions of counsel in form and substance satisfactory to the Administrative Agent substantially covering the matters covered by the opinions delivered on the Effective Date with respect to such entity;

        (d)   copies of all financial statements (including pro forma financial statements), reports, notices and proxy statements and all filings (including any filings on Form S-1 or Form 8 or Form 10) made with the Securities Exchange Commission in connection with the initial public offering by Copano Energy, L.L.C., successor-by-merger of Copano Energy Holdings of "Common Units" as defined in the CPG Holdings LLC Agreement (the "IPO");

        (e)   evidence that (i) the IPO shall have been effected as contemplated by the S-1 filing of Copano Holdings (as defined after giving effect to this Amendment and used herein with the same meaning), and (ii) Copano Holdings has received net proceeds of an aggregate amount of not less than $80,000,000 as a result of such IPO;

        (f)    a copy of the Second Amended and Restated Limited Liability Company Agreement of Copano Energy, L.L.C., dated as of the date hereof and certified by an Authorized Officer of Copano Energy, L.L.C. and attached hereto as Exhibit A (and by their signatures hereto the Agents, Issuer and Lenders hereby consent to the modifications made by such limited liability agreements to such Organic Document of Copano Energy, L.L.C.);

        (g)   all filed Uniform Commercial Code financing statements or similar instruments naming Copano Holdings as debtor have been filed and/or amended to reflect its new name in a manner satisfactory to the Administrative Agent and all such other Uniform Commercial Code financing statements, continuations and/or amendments have been made as requested by the Administrative Agent, or arrangements have been made therefore in a manner satisfactory to the Administrative Agent, to maintain the priority and perfection of the Liens granted by Copano Holdings or Copano Energy, L.L.C. to Administrative Agent;

        (h)   all pledges, security agreements, guaranties and other documents, and/or amendments and Uniform Commercial Code financing statements thereto, as the Administrative Agent may request shall be executed and delivered so that all of the equity interests and assets of the Merger Subsidiaries are appropriately pledged to secure the Obligations, or satisfactory arrangement have been made therefor in a manner satisfactory to the Administrative Agent;

        (i)    evidence that the insurance policies of the Borrowers have been revised in a manner satisfactory to the Administrative Agent;

        (j)    evidence in form and substance satisfactory to the Administrative Agent of (i) the completed merger between Copano Energy Holdings, L.L.C. and Copano Energy, L.L.C., with the latter entity being the survivor and succeeding to the rights of, and becoming obligated to the obligations, liabilities and duties of, the former entity, (ii) the creation of CPG LP Holdings, L.L.C., a Delaware limited liability company ("CPG LP"), (iii) the creation of Copano Field Services/Central Gulf Coast GP, L.L.C., a Delaware limited liability company ("CFS/CGC GP"), Copano Pipelines GP, L.L.C., a Delaware limited liability company ("CP GP"), Copano Field Services GP, L.L.C., a Delaware limited liability company ("CFS GP"), and Copano Energy Services GP, L.L.C., a Delaware limited liability company ("CES GP") (collectively the "Merger Subsidiaries"); (iv) the completed mergers between Copano Field Services/Central Gulf Coast (Texas), L.L.C. and CFS/CGC GP, Copano Field Services L.L.C. and CFS GP, Copano Pipelines L.L.C. and CP GP, and Copano Energy Services, L.L.C. and CES GP, with the latter respective entities being the survivors and succeeding to the rights of, and becoming obligated to the obligations, liabilities and duties of, the former respective entities, and (v) the requisite assignments, contributions, partnership interest conversions, and undertakings necessary so that the corporate structure of Copano Energy, L.L.C. and its Subsidiaries after giving effect to this Amendment is as set forth on Schedule IV attached hereto (and by their signatures hereto the Agents, Issuer and Lenders hereby consent to the transactions described in clauses (ii), (iii), (iv) and (v) above, provided that this consent shall not affect the obligations of the Borrowers to deliver all documents and take all actions as otherwise required by the Credit Agreement, including pursuant to Section 7.1.12 of the Credit Agreement);

        (k)   the Administrative Agent shall have received for the account of the Lender Parties, all fees, costs and expenses then due and payable to the Lender Parties pursuant to the Loan Documents; and

        (l)    such other agreements, documents and instruments as the Administrative Agent shall have reasonably requested.

        SECTION 4. Amendments to Loan Documents; Assumption of Obligations. Upon the effectiveness of this Amendment, all references to Copano Field Services/Central Gulf Coast (Texas), L.L.C., Copano Field Services L.L.C., Copano Pipelines L.L.C. and Copano Energy Services, L.L.C., in any Loan Document shall be deemed to be references to CFS/CGC GP, CFS GP, CP GP and CES GP, respectively. In addition to and not in limitation of any assumption of obligations by each of CFS/CGC GP, CFS GP, CP GP and CES GP by operation of law as a result of the mergers described in Section 3(j)(ii) above, each of CFS/CGC GP, CFS GP, CP GP and CES GP hereby assumes and agrees to perform and be bound by and be liable for, all obligations and liabilities of Copano Field Services/Central Gulf Coast (Texas), L.L.C., Copano Field Services L.L.C., Copano Pipelines L.L.C. and Copano Energy Services, L.L.C., respectively, under any Loan Document (including, without limitation, all Security Documents) to which Copano Field Services/Central Gulf Coast (Texas), L.L.C., Copano Field Services L.L.C., Copano Pipelines L.L.C. and Copano Energy Services, L.L.C., respectively, is a party.

        SECTION 5. References to Copano Holdings in Loan Documents. All references to Copano Holdings in the Loan Documents shall hereafter be deemed to be references to Copano Holdings as amended by this Amendment. In addition to and not in limitation of any assumption of obligations by Copano Energy, L.L.C. by operation of law as a result of the merger described in Section 3(j)(i) above, Copano Energy, L.L.C. hereby assumes and agrees to perform and be bound by and be liable for, all obligations and liabilities of Copano Energy Holdings, L.L.C. under any Loan Document (including, without limitation, all Security Documents) to which Copano Energy Holdings, L.L.C. is a party.

        SECTION 6. CFS Karnes as a Borrower. Upon the effectiveness of this Amendment, CFS Karnes shall be deemed to be a Borrower under the Credit Agreement and the other Loan Documents, and CFS Karnes hereby agrees to perform all of the obligations of a Borrower under, and be bound in all respects by the terms of, the Credit Agreement and the other Loan Documents as if CFS Karnes had been an original signatory thereto as a Borrower.

        SECTION 7. Effect. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement as amended hereby is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any Loan Document or in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as such is amended hereby.

        SECTION 8. Ratification of Security Documents and other Loan Documents. Each Borrower and each other Obligor that is a party to a Security Document or other Loan Document (in each case as such Security Document or other Loan Document is amended hereby) hereby expressly and specifically ratifies, restates and confirms the terms and provisions of each such Security Document and each such other Loan Document to which it is a party, and its respective liability for all of the Obligations, and other obligations, liabilities, agreements and covenants thereunder.

        SECTION 9. Governing Law; Entire Agreement. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISION THAT WOULD REQUIRED THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION).

        SECTION 10. Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed to be an original and all of which shall constitute together but one and the same agreement. A facsimile copy of this letter and signatures thereon shall be considered for all purposes as originals.

        SECTION 11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        SECTION 12. No Oral Agreements. THE CREDIT AGREEMENT AS AMENDED HEREBY AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

        THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

COPANO PIPELINES GROUP, L.L.C., as a Borrower
By
Name:	Susan T. Dubb
Title:	Vice President
COPANO FIELD SERVICES/COPANO BAY, L.P., as a Borrower
By:	Copano Field Services GP, L.L.C., its General Partner
By
Name:	John R. Eckel, Jr.
Title:	Chairman and Chief Executive Officer
COPANO FIELD SERVICES/AGUA DULCE, L.P., as a Borrower
By:	Copano Field Services GP, L.L.C., its General Partner
By
Name:	John R. Eckel, Jr.
Title:	Chairman and Chief Executive Officer

COPANO FIELD SERVICES/SOUTH TEXAS, L.P., as a Borrower
By:	Copano Field Services GP, L.L.C., its General Partner
By
Name:	John R. Eckel, Jr.
Title:	Chairman and Chief Executive Officer
COPANO FIELD SERVICES/UPPER GULF COAST, L.P., as a Borrower
By:	Copano Field Services GP, L.L.C., its General Partner
By
Name:	John R. Eckel, Jr.
Title:	Chairman and Chief Executive Officer
COPANO FIELD SERVICES/LIVE OAK, L.P., as a Borrower
By:	Copano Field Services GP, L.L.C., its General Partner
By
Name:	John R. Eckel, Jr.
Title:	Chairman and Chief Executive Officer

COPANO FIELD SERVICES/KARNES, L.P., as a Borrower
By:	Copano Field Services GP, L.L.C., its General Partner
By
Name:	John R. Eckel, Jr.
Title:	Chairman and Chief Executive Officer
COPANO FIELD SERVICES/CENTRAL GULF COAST, L.P., as a Borrower
By:	Copano Field Services/Central Gulf Coast GP, L.L.C., its General Partner
By
Name:	John R. Eckel, Jr.
Title:	Chairman and Chief Executive Officer
COPANO PIPELINES/SOUTH TEXAS, L.P., as a Borrower
By:	Copano Pipelines GP, L.L.C., its General Partner
By
Name:	John R. Eckel, Jr.
Title:	Chairman and Chief Executive Officer
COPANO PIPELINES/UPPER GULF COAST, L.P., as a Borrower
By:	Copano Pipelines GP, L.L.C., its General Partner
By
Name:	John R. Eckel, Jr.
Title:	Chairman and Chief Executive Officer

COPANO PIPELINES/HEBBRONVILLE, L.P., as a Borrower
By:	Copano Pipelines GP, L.L.C., its General Partner
By
Name:	John R. Eckel, Jr.
Title:	Chairman and Chief Executive Officer
COPANO ENERGY SERVICES/UPPER GULF COAST, L.P., as a Borrower
By:	Copano Energy Services GP, L.L.C., its General Partner
By
Name:	John R. Eckel, Jr.
Title:	Chairman and Chief Executive Officer

Acknowledged and Agreed:
COPANO FIELD SERVICES/CENTRAL GULF COAST GP, L.L.C., a Delaware limited liability company and successor-by-merger to COPANO FIELD SERVICES/CENTRAL GULF COAST (TEXAS), L.L.C., as an Obligor
By
Name:	John R. Eckel, Jr.
Title:	Chairman and Chief Executive Officer
COPANO FIELD SERVICES GP, L.L.C., a Delaware limited liability company and successor-by-merger to COPANO FIELD SERVICES, L.L.C., as an Obligor
By
Name:	John R. Eckel, Jr.
Title:	Chairman and Chief Executive Officer
COPANO PIPELINES GP, L.L.C., a Delaware limited liability company and successor-by-merger to COPANO PIPELINES, L.L.C., as an Obligor
By
Name:	John R. Eckel, Jr.
Title:	Chairman and Chief Executive Officer
COPANO ENERGY SERVICES GP, L.L.C., a Delaware limited liability company and successor-by-merger to COPANO ENERGY SERVICES, L.L.C., as an Obligor
By
Name:	John R. Eckel, Jr.
Title:	Chairman and Chief Executive Officer

CPG LP HOLDINGS, L.L.C., as an Obligor
By
Name:	John R. Eckel, Jr.
Title:	Chairman and Chief Executive Officer
COPANO GENERAL PARTNERS, INC., as an Obligor
By
Name:	Susan T. Dubb
Title:	Vice President
COPANO ENERGY, L.L.C., a Delaware limited liability company and successor-by-merger to COPANO ENERGY HOLDINGS, L.L.C., as an Obligor
By
Name:	Susan T. Dubb
Title:	Vice President

FLEET NATIONAL BANK, as Administrative Agent and Lender and Issuer
By
Name:	Michael J. Brochetti
Title:	Director

U.S. BANK NATIONAL ASSOCIATION, as Syndication Agent and Lender
By
Name:
Title:

BANK OF SCOTLAND, as Senior Managing Agent and Lender
By
Name:
Title:
By
Name:
Title:

COMERICA BANK, as Lender
By
Name:
Title:

SOUTHWEST BANK OF TEXAS, as Lender
By
Name:
Title::

COMPASS BANK, as Lender
By
Name:
Title:

GUARANTY BANK, as Lender
By
Name:
Title:

ROYAL BANK OF CANADA, as Lender
By
Name:
Title:

FORTIS CAPITAL CORP., as Lender
By
Name:
Title:

SCHEDULE IV

ORGANIZATIONAL CHART

Attached.

EXHIBIT A

SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY
AGREEMENT OF COPANO ENERGY, L.L.C.

Attached.

QuickLinks

  Exhibit 10.3